                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                   ----------------------------------
                              SCHEDULE 14A
                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

              Proxy Statement pursuant to Section 14(a) of
         The Securities Exchange Act of 1934 (Amendment No. __)

[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:
    [ ] Preliminary proxy statement
    [X] Definitive proxy statement
    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          PAUL MUELLER COMPANY
------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

             Donald E. Golik, Senior Vice President and CFO
------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):
    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(j)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: ____
    ____________________________________________________________________
(2) Aggregate number of securities to which transactions applies: ______
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: <F1> ___________________________
(4) Proposed maximum aggregate value of transaction: ___________________
-----------
[FN]
<F1> Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registra-tion statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid: ________________________________________
    (2) Form, schedule or registration statement number: _______________
    (3) Filing party: __________________________________________________
    (4) Date filed: ____________________________________________________

                                MUELLER (Registered)
                          PAUL MUELLER COMPANY
           P.O. BOX 828 / SPRINGFIELD, MISSOURI, U.S.A. 65801

-----------------------------------------------------------------------
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              (MAY 4, 1998)
-----------------------------------------------------------------------

Notice is hereby given that the annual meeting of shareholders of Paul Mueller Company, a Missouri corporation, will be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri 65802, on Monday, May 4, 1998, commencing at 10:00 a.m. on that day, and there-after as it may from time to time be adjourned, to consider and act upon the following:

1. To elect one (1) Class I director for a term of three (3) years expiring at the annual meeting to be held in 2001 and until his respective successor is duly elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on March 13, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjourn-ment or adjournments thereof.

Shareholders who are unable to attend the meeting but who wish their shares to be voted may vote by proxy. A form of proxy, which has been prepared by the Board of Directors of the Company, and a return envelope are enclosed. Since it is important that your shares be represented at the meeting, you are requested to sign, date and return the proxy in the enclosed envelope. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and vote in person.

By order of the Board of Directors.

                                         DONALD E. GOLIK
                                         Secretary
Springfield, Missouri
March 27, 1998

                                MUELLER (Registered)
                          PAUL MUELLER COMPANY

                          -------------------
                            PROXY STATEMENT
                          -------------------

                          GENERAL INFORMATION

SOLICITATION AND REVOCABILITY OF PROXIES. The enclosed proxy is being solicited on behalf of the Board of Directors of Paul Mueller Company (the Company) for use at the annual meeting of the shareholders to be held on May 4, 1998, and at any adjournment or adjournments thereof. Any proxy given does not affect the right to vote in person at the meeting and may be revoked at any time before it is exercised by noti-fying Donald E. Golik, Secretary, by mail, telegram, facsimile or appearing at the meeting in person and requesting a ballot. This Proxy Statement and the proxy were first mailed to shareholders on or about March 27, 1998.

EXPENSE OF SOLICITATION. All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, regular employees and directors of the Company may solicit proxies in person or by tele-phone. The Company does not expect to pay any compensation for the solicitation of proxies. The Company will reimburse banks, brokers and other custodians, nominees or fiduciaries for reasonable expenses in-curred in forwarding proxy material to beneficial owners.

VOTING OF PROXIES. Shares represented by a proxy given pursuant to this solicitation will be voted at the meeting in favor of the election, as director of the Company, of the nominee hereinafter named, unless directed to the contrary by the proxy; provided, however, that if any other candidate for director is proposed at the annual meeting by per-sons other than the Board of Directors, the shares represented by the proxy may be voted cumulatively for fewer than all of the nominees. If the nominee should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such sub-stituted nominee as the Board of Directors may name. The nominee here-inafter named has indicated his willingness to serve if elected, and it is not anticipated that he will become unavailable for election.

The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the meeting. The Board of Directors is not aware that any such other business, other than as set forth in this Proxy Statement, is to be presented for action at the meeting and does not itself intend to present any such other business; however, if any such other business does come before the meeting, shares represented by proxies given pur-suant to this solicitation will be voted as directed by the Board of Directors.

PERSONS ENTITLED TO VOTE. Only holders of Common Stock of the Company of record as of the close of business on March 13, 1998, are entitled to vote at the meeting. At the close of business on that date, 1,168,021 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one (1) vote per share standing in their names on the record date. In the election of directors, each shareholder will have cumula-tive voting rights, which means he will have the right to cast as many votes as equals the number of shares owned by him multiplied by the number of directors to be elected, and this total number of votes may be divided among one (1) or more candidates for the office of director in such manner as the shareholder may elect, if present to vote in person, or as the proxyholders elect, if voting by proxy. In the event the votes for certain director nominees are withheld, those votes will be distributed among the remaining director nominees. Withholding author-ity to vote for all director nominees has the effect of abstaining from voting for any director nominees. Shares cannot be voted at the meeting unless the owner is present in person or represented by proxy. The directors shall be elected by an affirmative vote of the plurality of shares that are entitled to vote on the election of directors and that are represented at the meeting by shareholders who are present in person or represented by a proxy, assuming a quorum is present.

In determining the number of shares that have been affirmatively voted for a particular matter, shares not represented at the meeting, shares represented by shareholders that abstain from voting on a matter, and shares held by brokers or other nominees for which no voting instruc-tions on the matter being voted upon have been given by the beneficial owner and the nominee does not have discretionary authority to vote (although the beneficial owner has given voting instructions on other matters) are not considered to be votes affirmatively cast. Any of the foregoing is equivalent to a vote against the proposal other than the election of directors and will have no effect on the election of direc-tors. Abstentions will have the effect of a vote against any of the proposals to which the abstention applies.

When a broker or other nominee holding shares for a customer votes on one proposal but does not vote on another proposal because the broker or nominee does not have discretionary voting power with respect to such proposal and has not received instructions from the beneficial owner, it is referred to as a "broker nonvote." Properly executed proxies marked "abstain" or proxies required to be treated as "broker nonvotes" will be treated as present for purposes of determining whether there is a quorum at the meeting.

PRINCIPAL SHAREHOLDERS. As of the close of business on February 27, 1998, the principal beneficial owners of the Company's Common Stock were as follows:

                                              Shares           Percent
                                           Beneficially           of
           Name and Address                   Owned<F1>         Class
    ------------------------------         ------------         -----
    Paul Mueller                             106,557<F2>         9.1%
    1600 West Phelps Street
    Springfield, Missouri 65802

    Moore Sons Investments, L.P.              58,879<F3><F4>     5.0%
    1020 West 58th Street
    Kansas City, Missouri 64113

    Royce & Associates, Inc.
      and Charles M. Royce                   132,650<F5>        11.4%
    1414 Avenue of the Americas
    New York, New York 10019

    Dimensional Fund Advisors Inc.            71,200<F6><F7>     6.1%
    1299 Ocean Avenue
    Santa Monica, California 90401

    <F1> Unless otherwise noted, each shareholder has sole voting power and investment power over the number of shares set forth beside his name.

    <F2> The 106,557 shares include 20,420 shares owned solely by Mrs.
         Paul Mueller and 15,000 shares owned by the Mueller Family Foundation, and Paul Mueller disclaims any beneficial ownership in those shares.

    <F3> In his capacity as a general partner of Moore Sons Investments,
         L.P., David L. Moore may be deemed to be beneficial owner of 58,879 shares of Common Stock owned by said limited partner-ship. In his capacity as general partner of Moore Sons Invest-ments, L.P., David L. Moore may be deemed to have shared power to vote or direct the vote of 58,879 shares of Common Stock and may be deemed to have shared power to dispose or direct the disposition of 58,879 shares of Common Stock owned by said limited partnership. David L. Moore disclaims beneficial ownership of all such shares owned by said limited partnership.

         As husband of Mary Kathleen Moore, David L. Moore may be deemed to be beneficial owner of an additional 11,224 shares of Common Stock, which are owned by Mary Kathleen Moore. David L. Moore disclaims beneficial ownership of all such shares exclusively owned by Mary Kathleen Moore.

    <F4> In her capacity as a general partner of Moore Sons Investments,
         L.P., Mary Kathleen Moore may be deemed to have shared power to vote or direct the vote of 58,879 shares of Common Stock and may be deemed to have the shared power to dispose or direct the disposition of 58,879 shares of Common Stock owned by said limited partnership. Mary Kathleen Moore disclaims beneficial ownership of all such shares owned by said limited partnership. Mary Kathleen Moore is the direct owner of 11,224 shares of stock over which she has sole voting and dispositive power.

    <F5> Royce & Associates, Inc., formerly Quest Advisory Corp.,
         (Royce) is the direct owner of 132,650 shares of the Company's Common Stock as of December 31, 1997 (the most recent date for which information is available). Charles M. Royce may be deemed to be a controlling person of Royce, and as such may be deemed to beneficially own the shares of the Company owned by Royce. Mr. Royce does not own any shares outside of Royce and disclaims beneficial ownership of the shares owned by Royce.

    <F6> Dimensional Fund Advisors Inc. (Dimensional), a registered investment advisor, is deemed to have beneficial ownership of 71,200 shares of the Company's Common Stock as of December 31, 1997 (the most recent date for which information is available), all of which shares are held in portfolios of DFA Investment Dimensions Group Inc. (a registered open-end investment com-pany), or in The DFA Investment Trust Company (a Delaware business trust), or in DFA Group Trust and DFA Participating Group Trust (investment vehicles for qualified employee benefit plans), all for which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

    <F7> The 71,200 shares include 38,000 shares with respect to which
         Dimensional has sole voting power and 71,200 shares with re-spect to which Dimensional has sole dispositive power. Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc. (the Fund) and The DFA Invest-ment Trust Company (the Trust), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 26,700 additional shares which are owned by the Fund and 6,100 shares which are owned by the Trust (both included in the 71,200 shares above).

All of the information set forth in the above table and footnotes is based solely on information furnished by the persons listed in the table. The Company does not know of any other person (as that term is defined by the Securities and Exchange Commission) who owns of record or beneficially more than five percent (5%) of the Company's outstanding shares.

SHAREHOLDER PROPOSALS. Shareholder proposals to be considered for inclusion in the Proxy Statement and considered at the 1999 annual shareholders' meeting must be received by the Company no later than November 27, 1998. Any such proposals should be directed to the Secretary of the Company at 1600 West Phelps Street, P.O. Box 828, Springfield, Missouri 65802.

                              DIRECTORS AND
                           RELATED INFORMATION

DIRECTORS. The Board of Directors consists of seven (7) members, divided into three (3) classes, of whom approximately one-third (1/3) are elected each year at the annual meeting of shareholders to serve for a term of three (3) years and until their successors are duly elected and qualified.

The following schedule sets forth the name of the one (1) person who has been nominated by the Board of Directors for election as director of the Company, the names of the remaining six (6) directors whose terms expire in subsequent years, and certain related information:

                                                                  Shares of
                                                                 Common Stock
                                                                of the Company
                                                                 Beneficially
                                                                   Owned on
                                                               Feb. 27, 1998<F1>
                                                                ---------------
       Name and                    Occupation          First    Number  Percent
   Present Position                During Past        Became a    of       of
     with Company       Age        Five Years         Director  Shares   Class
----------------------  ---  -----------------------  --------  ------   -----
                                                                          <F2>
NOMINEE FOR CLASS I DIRECTOR - TERM EXPIRING IN 2001
------------------------------
Donald E. Golik          54  Position with Company      1982       609      -
Sr. Vice President and
  Chief Financial Offi-
  cer, Secretary and
  Director

CONTINUING CLASS II DIRECTORS - TERM EXPIRING IN 1999
-----------------------------
William B. Johnson       65  International Business     1993       150      -
Director                      Consultant
                             Previous positions held:
                              President and Executive
                              Vice President - Hussmann-
                              Frio Lux, a division of
                              Hussmann Corporation
                              (manufacturing, importing
                              and distribution of com-
                              mercial refrigeration
                              products for Chili, Peru
                              and Bolivia)

William R. Patterson<F3> 56  Executive Vice President - 1997         -      -
Director                      Premium Standard Farms,
                              Inc.
                             Previous positions held:
                              Business Consultant;
                              Partner - Arthur Andersen,
                              LLP, in the Commercial
                              Audit Division

Charles M. Ruprecht<F4>  79  Business Consultant        1979     4,400      -
Director

CONTINUING CLASS III DIRECTORS - TERM EXPIRING IN 2000
------------------------------
Daniel C. Manna<F4>      51  Position with Company      1977    30,698     3%
President and Director

David T. Moore           26  Vice President - Product   1997     3,431<F5>  -
Director                      Development - Corporate
                              Document Systems, LLC
                             Previous positions held:
                              Director of Technical
                              Services - Access Cor-
                              poration, a computer
                              software company;
                              Research Fellow - Kansas
                              State University - Depart-
                              ment of Physics; Techni-
                              cian - Access Corporation;
                              Student - Middlebury
                              College

Paul Mueller<F4>         82  Position with Company      1946   106,557<F6> 9%
Chairman of the
  Board and Director
All officers and directors as a group (7 persons).             145,845    12%

                                    4


<F1> Unless otherwise noted, the nominee and each director has sole voting power and investment power over the number of shares set forth be-side his name.

<F2> The percentage is less than one percent (1%), except as otherwise indicated.

<F3> Elected to the Board at the July 29, 1997, meeting of the Board of
     Directors to fill the vacancy created by the January 1997 resigna-tion of Wayne Wells.

<F4> Member of Executive Committee.

<F5> Does not include 58,879 shares owned by Moore Sons Investments,
     L.P., of which David T. Moore owns a 49.5% limited partnership interest.

<F6> The 106,557 shares include 20,420 shares owned solely by Mrs. Paul
     Mueller and 15,000 shares owned by the Mueller Family Foundation, and Paul Mueller disclaims any beneficial ownership in those shares.

The Board of Directors of the Company does not have a permanent nomi-nating committee.

The Board of Directors of the Company held four (4) meetings during the year ended December 31, 1997. No director, serving for the full year of 1997, attended less than seventy-five percent (75%) of the meetings of the Board of Directors and Committee(s) on which he served.

The Company pays each director who is not an employee of the Company an annual fee of $6,000, plus a fee of $1,000 for each regular or special meeting of the Board, $500 for each Board committee meeting attended, and $1,000 per day for special assignments.

The Company has a Compensation and Benefits Committee, and the members were William B. Johnson - Chairman, Robert A. Becker and Charles M. Ruprecht. The Committee met once in 1997. The function of the Com-mittee is to develop, review and make recommendations to the Board of Directors as to the compensation policies for officers of the Company and to administer salary and incentive plans for officers.

Mr. Patterson was acting Chief Financial Officer in a consulting ar-rangement with Premium Standard Farms, Inc., during the time it filed a bankruptcy petition under Chapter 11 of the Bankruptcy Code in July 1996 and emerged from bankruptcy in September 1996.

Mr. Patterson is a director of American Italian Pasta Company.

There is one vacancy on the Board of Directors, as Mr. Becker will not stand for re-election at the May 4, 1998, annual meeting of share-holders.

Mr. Moore is the grandson of Paul Mueller.

EXECUTIVE COMPENSATION. The following table summarizes for the last three (3) years the compensation of the Chief Executive Officer and the other most highly compensated executive officer of the Company whose total annual salary and bonus exceeded $100,000:

                       SUMMARY COMPENSATION TABLE
                                   Annual Compensation      All Other
     Name and                     ---------------------      Compen-
 Principal Position      Year      Salary       Bonus<F1>    sation<F2>
--------------------     ----     --------     --------     --------
Daniel C. Manna          1997     $220,000     $      -     $  2,375
  President and CEO      1996      203,300       52,000        4,500
                         1995      195,000       20,000        2,300

Donald E. Golik          1997     $158,700     $      -     $  2,375
  Sr. Vice President     1996      152,800       35,000        4,500
  and CFO                1995      148,500       14,300        2,300

<F1> Bonus amounts were earned and accrued during each year indicated.

<F2> Company contributions paid or accrued during each year under the
     Profit Sharing and Retirement Savings Plan [401(k) Plan].

                           PENSION PLAN TABLE

Officers and directors who are employees of the Company participate in the Paul Mueller Company Noncontract Employees Retirement Plan (Plan).

The Plan is a defined benefit plan and the compensation covered by the Plan includes only base salary, and effective January 1, 1997, compensa-tion covered by the Plan is limited to $160,000 annually by the Internal Revenue Code. Daniel C. Manna and Donald E. Golik are also covered under the Paul Mueller Company Supplemental Executive Retirement Plan (Supplemental Plan) effective January 1, 1996, which provides for an additional retirement benefit based on the provisions of the Plan for compensation in excess of the Internal Revenue Code limitation of $160,000.

The combined annual retirement benefit under the Plan and Supplemental Plan are not subject to deductions for social security benefits or other offset amounts. The maximum number of years of credited service is thirty-five (35) years. The retirement benefit is based on the years of credited service and the final average monthly compensation based on the sixty (60) consecutive months of highest compensation during the most recent one-hundred twenty (120) complete months of compensation. The monthly benefit is calculated as follows: [$5.85 + (0.015 x final average monthly compensation over $650)] x years of credited service.

The following table presents the combined annual retirement benefit due under the Plans at age sixty-five (65) based on various amounts of final average annual compensation and years of service:

      Final                       Years of Service
   Avg. Annual  ----------------------------------------------------
  Compensation     15         20         25         30         35
   ----------   --------   --------   --------   --------   --------
    $140,000    $ 30,800   $ 41,100   $ 51,300   $ 61,600   $ 71,900
     160,000      35,300     47,100     58,800     70,600     82,400
     180,000      39,800     53,100     66,300     79,600     92,900
     200,000      44,300     59,100     73,800     88,600    103,400
     220,000      48,800     65,100     81,300     97,600    113,900
     240,000      53,300     71,100     88,800    106,600    124,400

The following table indicates, for the current executive officers named in the Summary Compensation Table, the compensation for 1997 covered by the Plans and the years of credited service:

                                  Compensation    Years of
                                    Covered       Credited
                    Name            by Plans      Service
               ---------------      --------      --------
               Daniel C. Manna      $220,000         21
               Donald E. Golik       150,000         18

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee (Committee) is charged with the responsibility of developing, reviewing and recommending to the Board of Directors of the Company policies relating to compensation and remuneration of executive officers, with a view to ensuring that such policies are fair and equitable in view of market conditions and that they contribute to the success of the Company. The Committee also is charged with the respon-sibility of administering the salary plan for executive officers and the Executive Short-Term Incentive Plan. The Committee is composed entirely of nonemployee directors of the Board. Given the Company's current level of executive compensation, the Committee has not yet adopted a policy with respect to Section 162(m) of the Internal Revenue Code pertaining to the deduction of compensation in excess of $1,000,000.

The Committee believes that executive compensation should be aligned with Company financial performance. With this in mind, the Committee has established a program to (1) attract and retain key executives critical to the long-term success of the Company, (2) reward executives for enhanced shareholder value, and (3) support a performance oriented environment that rewards performance consistent with Company financial goals.

The total compensation program for executive officers consists of a base salary, an annual bonus under the Executive Short-Term Incentive Plan and contributions paid or accrued under the Profit Sharing and Retire-ment Savings Plan [401(k) Plan].

Salary ranges for executive officer positions, including the Chief Executive Officer (CEO), are established periodically based on compe-titive salary data developed by an independent outside compensation consultant. The Committee establishes the CEO's salary by considering salaries of CEO's of comparably sized capital-goods manufacturing com-panies. The Committee believes the CEO's compensation, and that of all executive officers, should be heavily influenced by the Company's per-formance. Therefore, the Executive Short-Term Incentive Plan provides the opportunity for a cash bonus, which is a percentage of base salary and is based on (a) profitability of the Company and (b) an individual's level of performance. The Committee establishes a target level of pro-fitability at the beginning of each year against which actual profita-bility will be measured. Additionally, the Committee may consider other factors in arriving at the determination of corporate performance for incentive calculation purposes. Such other factors may include market conditions; extraordinary adjustments due to taxation, nonoperating income, collective bargaining issues, or Acts of God; and other achieve-ments which position the Company for future growth or enhance the market value of the corporation. Under the Plan, profitability must reach at least 70% of the annual target, and the maximum bonus payable is 55% of the base salary.

The CEO is responsible for assessing the performance and level of con-tribution toward corporate goals made by each member of his executive staff. The CEO's evaluation and recommendations are submitted to the Committee for their review and final determination of the level of individual performance for bonus calculation purposes.

The Company also has a 401(k) Plan in which executive officers and sub-stantially all other employees are eligible to participate. The Plan provides for a match of each employee's contributions up to a specified limit. The Plan also provides a profit sharing feature whereby an additional match is made by the Company if the Company's net income reaches predetermined levels established annually by the Board of Directors.

The main factors upon which the Committee evaluates the CEO's perfor-mance are (1) the Company's actual profitability for the year and (2) those activities undertaken by the CEO which will position the Company for future growth and enhance the market value of the Company. Signi-ficant items considered are additions to and expansion of the product lines, effective control and reduction of inventory levels, progress in margin improvement, and the implementation of systems and procedures to improve efficiency, enhance the Company's competitiveness, and posi-tion the Company for long-term growth. Based on the Company's profita-bility performance for 1997, the CEO was not awarded a bonus for 1997.

                                    COMPENSATION AND BENEFITS COMMITTEE:
                                      William B. Johnson, Chairman
                                      Robert A. Becker, Member
                                      Charles M. Ruprecht, Member

COMPANY PERFORMANCE. The following graph shows a five (5) year compari-son of the cumulative total returns for the Company, the S&P 500 Index, and the Media General Financial Services, Inc. - Metals Fabrication Index (MG-Metals Fabrication Index).

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                                                   MG-Metals
                      Paul Mueller                Fabrication
                        Company       S&P 500        Index
                      ------------    -------     -----------
           1992           100           100           100
           1993           103           110           136
           1994            98           112           122
           1995           114           153           141
           1996           133           189           187
           1997           147           252           253

           NOTE: <F1> Assumes $100 invested on December 31,
                      1992, in each of Paul Mueller Company
                      Common Stock, the S&P 500 Index, and
                      the Media General Financial Services,
                      Inc. - Metals Fabrication Index.

                 <F2> Total return includes reinvestment of
                      dividends.

INDEPENDENT PUBLIC ACCOUNTANTS. The Company's Board of Directors annually selects the Company's independent auditing firm. Arthur Andersen LLP has been the Company's independent auditing firm since 1969. It is not expected that Arthur Andersen LLP will have a repre-sentative present at the May 4, 1998, meeting of shareholders.

The Company has an Audit Committee, and the members are Charles M. Ruprecht - Chairman, William B. Johnson, and David T. Moore. The Audit Committee met once in 1997. The functions of the Audit Committee are to nominate the independent auditors of the Company for appointment by the Board of Directors, arrange for and review the results of the Company's annual audit, ratify annual audit fees, and provide for independent review of the adequacy of the Company's system of internal controls.

                                    DONALD E. GOLIK
                                    Secretary
Springfield, Missouri

PROXY                            MUELLER (Registered)
                          PAUL MUELLER COMPANY

        THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 4, 1998

The undersigned hereby constitutes and appoints Donald E. Golik and Ronald W. Gielow, and each of them, as proxies, with full power of sub-stitution, to vote all of the shares of the Common Stock which the un-dersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri, on Monday, May 4, 1998, commencing at 10:00 a.m. on that day, and at any adjournment or adjournments there-of, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following:

(1) The election of one (1) Class I director for a term of three (3) years expiring at the annual meeting to be held in 2001: Donald E. Golik.

    [ ] FOR the nominee listed.
    [ ] WITHHOLD AUTHORITY to vote for the nominee listed.

(2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

             (continued, and to be signed, on the other side)

                   (Proxy - continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL (1).

Either of said proxies present and acting at said meeting or any ad-journment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy State-ment accompanying it.

                                    Date _________________________, 1998
                                    ____________________________________
                                    ____________________________________
                                    Please insert date of signing.  Sign
                                    exactly as name appears at left.
                                    Where stock is issued in two or more
                                    names, all should sign.  If signing
                                    as attorney, administrator, execu-
                                    tor, trustee or guardian, give full
                                    title as such.